                                  EXHIBIT 23.3
                   CONSENT OF HACKER, JOHNSON, COHEN & GRIEB

                                                                   Exhibit 23.3








                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We consent to the use in Amendment No. 1 to the registration statement on Form SB-2 of our report dated August 28, 1998, on our audit of the financial statements of Jacksonville Bancorp, Inc. as of December 31, 1997 and for the period from October 24, 1997 (Date of Incorporation) to December 31, 1997, and to the reference to our firm under the caption "Experts."



HACKER, JOHNSON, COHEN & GRIEB PA
Orlando, Florida

December 30, 1998